EXHIBIT 32.2 CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Christopher Gilcher, the undersigned Chief Executive Officer of Seafarer Exploration Corp. (the “Company”), hereby certifies, based on my knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1) the annual report on Form 10-KSB of Seafarer Exploration Corp. for the fiscal year ended December 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Seafarer Exploration Corp.

Dated April 14, 2010

/s/ Christopher Gilcher
Christopher Gilcher
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)